Pledged Assets	6 Months Ended
Sep. 30, 2011
Pledged Assets [Abstract]
Pledged Assets

6.    PLEDGED ASSETS

At September 30, 2011, assets mortgaged, pledged, or otherwise subject to lien were as follows:

September 30, 2011
(in millions)
Trading account securities	¥12,465,402
Investment securities	6,695,421
Loans	6,719,371
Other	57,663

Total	¥25,937,857

The above pledged assets were classified by type of liabilities to which they related as follows:

September 30, 2011
(in millions)
Deposits	¥226,226
Call money and funds purchased	535,145
Payables under repurchase agreements and securities lending transactions	14,631,886
Other short-term borrowings and long-term debt	10,500,933
Other	43,667

Total	¥25,937,857

In addition, at September 30, 2011, certain investment securities, principally Japanese national government and Japanese government agency bonds, loans and other assets aggregating ¥17,778,710 million were pledged as collateral for acting as a collection agent of public funds, for settlement of exchange at the Bank of Japan and Tokyo Bankers Association, for derivative transactions and for certain other purposes.

The MUFG Group engages in on-balance sheet securitizations. These securitizations of mortgage and apartment loans, which do not qualify for sales treatment, are accounted for as secured borrowings. The amount of loans in the table above represents the carrying amount of these transactions with the carrying amount of the associated liabilities included in other short-term borrowings and long-term debt.

At March 31, 2011 and September 30, 2011, the cash collateral paid for derivative transactions, which is included in Other assets, was ¥766,617 million and ¥815,444 million, respectively, and the cash collateral received for derivative transactions, which is included in Other liabilities, was ¥337,192 million and ¥499,557 million, respectively.